FEDERATED TOTAL RETURN BOND FUND

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

(A PORTFOLIO OF FEDERATED TOTAL RETURN SERIES, INC.)
SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 30, 1999

On page 15 of each prospectus please delete the biography of John T. Gentry in its entirety and replace with the following:

     "Christopher J. Smith was named a Portfolio Manager of the Fund on June 1, 2000. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997.

     He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith is a Chartered Financial Analyst. He received his M.A. in Economics and Finance from the University of Kentucky."

Joseph M. Balestrino, Mark E. Durbiano, and Donald T. Ellenberger remain as portfolio managers of the Fund.

                                                                    June 1, 2000

Cusip 31428Q101
Cusip 31428Q507

25500 (6/00)